UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 29, 2011

Così, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, Suite 600; Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to update the Current Report on Form 8-K filed by Così, Inc. (the “Company”) on September 1, 2011 (the “Original Report”) with the U.S. Securities and Exchange Commission.  The sole purpose of this amendment is to provide a summary of the agreement between the Company and Mr. Mark Demilio regarding the compensation he will receive in his interim role as Chief Executive Officer.  No changes have been made to the Original Report.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Agreement with Mark Demilio

On September 23, 2011, the Company entered into an Employment Agreement (the “Agreement”) effective as of August 31, 2011 with Mark Demilio concerning the compensation he will receive in his interim role as Chief Executive Officer.

Under the Agreement, the Company has agreed to pay Mr. Demilio an annual salary equal to $350,000 and to reimburse Mr. Demilio for all reasonable out-of-pocket business expenses incurred by Mr. Demilio in connection with his performance of services under the Agreement, including, without limitation, all travel, housing and other expenses incurred by Mr. Demilio in connection with commuting to and working out of the Company’s headquarters located in Deerfield, Illinois (the “Cosi Support Center”) and all travel expenses incurred by or related to Mr. Demilio’s spouse accompanying him on up to two (2) trips per month (to either the Cosi Support Center or other travel conducted by Mr. Demilio in his capacity as Interim CEO).  Mr. Demilio will be entitled to participate in any of the Company’s employee welfare benefit plans generally made available to executives of the Company, including medical, dental, vision, life, accidental death and dismemberment, and long-term disability insurance, on the same basis as other Company executive employees are entitled to participate.  In addition, Mr. Demilio may participate in the Company’s 401(k) retirement plan.  Mr. Demilio’s employment may be terminated by either Mr. Demilio or the Company at any time for any reason.

A copy of the Agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Employment Agreement, dated September 23, 2011, by and between Mark Demilio and Così, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Così, Inc.

Date: September 23, 2011	By:	/s/ WILLIAM E. KOZIEL
Name: William E. Koziel
Title Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Employment Agreement, dated September 23, 2011, by and between Mark Demilio and Così, Inc.	E